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                                      EXHIBIT 24

                                  POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the persons whose signatures appear below constitute and appoint Herbert H. Davis and Karen L. Witt, and each of them, as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(a) promulgated under the Securities Act of 1988 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                       /s/ Jeffrey S. Fraser
                                       --------------------------------
                                       Jeffrey S. Fraser
                                       Chairman and Chief Executive Officer


                                       /s/ James B. Dodd
                                       --------------------------------
                                       James B. Dodd
                                       President and Chief Operating Officer


                                       /s/ Kevin C. Childress
                                       --------------------------------
                                       Kevin C. Childress
                                       Chief Financial Officer


                                       /s/ John L. Bunce, Jr.
                                       --------------------------------
                                       John L. Bunce, Jr.
                                       Director


                                       /s/ Daniel J. Evans
                                       --------------------------------
                                       Daniel J. Evans
                                       Director

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                                       /s/ Ross C. Hartley
                                       --------------------------------
                                       Ross C. Hartley
                                       Director


                                       /s/ Patrick J. Healy
                                       --------------------------------
                                       Patrick J. Healy
                                       Director


                                       --------------------------------
                                       Peter Wilson
                                       Director